UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BIODEL INC.

(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2016

BIODEL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33451	90-0136863
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Saw Mill Road Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

(203) 796-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Proxy Statement Correction

The Definitive Proxy Statement on Schedule 14A of Biodel Inc. (“Biodel” or “Company”), filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2016 (the “Proxy Statement”) stated that brokers were not expected to have discretionary authority to vote for any of the proposals to be voted on at the Company’s 2016 Annual Meeting of Stockholders to be held on October 24, 2016. The Company has since determined that brokers have discretionary authority to vote for (i) Proposal No. 2, the proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock in the ratio of one new share for every 30 shares outstanding and (ii) Proposal No. 5, the proposal to consider and vote upon an adjournment of the Company’s 2016 Annual Meeting of Stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of Proposal Nos. 1 through 4 to be voted on the Company’s 2016 Annual Meeting of Stockholders. Therefore, the Company hereby amends the Proxy Statement to clarify that each of Proposal No. 2 and Proposal No. 5 is a “routine” matter and that, as such, a broker will have discretion to vote on Proposal No. 2 and on Proposal No. 5 even if the broker has received no voting instructions from its clients with respect to such proposal.

The rules of the New York Stock Exchange applicable to brokers determine whether a broker has discretionary authority to vote on a proposal if the broker does not receive voting instructions from its client. Under these rules, the broker may vote on proposals that are determined to be “routine” and may not vote on proposals that are determined to be “non-routine.” If a proposal is determined to be routine, a broker that has received no voting instructions from its client with respect to that proposal has discretionary authority to vote the client’s uninstructed shares on that proposal. If a proposal is determined to be non-routine, a broker that has received no voting instructions from its client with respect to that proposal does not have discretionary authority to vote the client’s uninstructed shares on that proposal.

If your shares of the Company’s common stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and proxy materials related to the 2016 Annual Meeting of Stockholders were forwarded to you by your broker or other nominee together with a voting instruction card. Under the rules of various national and regional securities exchanges, including the rules of the New York Stock Exchange, if you do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. Proposals No. 2 and 5 are considered routine matters and even if you do not provide voting instruction to it, a broker will have discretion to vote on these routine matters.

The remaining proposals (Proposals No. 1, 3 and 4) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on these non-routine matters. The proposed share exchange between the Company and Albireo Limited, a company registered in England and Wales (“Albireo”), pursuant to which each holder of Albireo shares or notes convertible into Albireo shares will sell all of their outstanding shares of Albireo in exchange for newly issued shares of the Company’s common stock cannot be consummated without the approval of certain of the proposals. When an organization votes a client’s shares on some but not all of the proposals, the missing votes are referred to as “broker non-votes.” In order to minimize the number of broker non-votes, we encourage you to provide voting instructions on all proposals to the organization that holds your shares by carefully following the instructions provided in the Proxy Statement.

Your vote is important. Even if you hold your shares in street name, the Company urges you to provide voting instructions on all proposals to the organization that holds your shares to ensure that your shares will be represented at the Company’s 2016 Annual Meeting of Stockholders.

Additional Information and Where You Can Find It

Biodel filed a definitive proxy statement with the SEC on September 19, 2016 in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders and has mailed the definitive proxy statement and other relevant materials to Biodel’s stockholders. At the 2016 Annual Meeting of Stockholders, Biodel’s stockholders will be asked to approve, among other things, a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo. BIODEL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR BIODEL’S 2016 ANNUAL MEETING OF STOCKHOLDERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT BIODEL, ALBIREO AND THE PROPOSED TRANSACTION. These documents and other documents filed by Biodel can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation

Biodel, Albireo, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Biodel’s stockholders in connection with Biodel’s 2016 Annual Meeting of Stockholders under the rules of the SEC. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. The definitive proxy statement has been mailed to all stockholders of record as of the record date set for the 2016 Annual Meeting of Stockholders and can also be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIODEL INC.

Date: October 19, 2016	By:	/s/ Paul S. Bavier
	Name:	Paul S. Bavier
	Title:	Interim President, Chief Administrative Officer, Vice President Corporate Development, General Counsel and Secretary